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                                      UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, DC  20549

                                        FORM 8-K

                    Current Report Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

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                              Date of Report:  October 25, 1999
                              (Date of earliest event reported)

                               Commission File Number 333-33121


                                  LEINER HEALTH PRODUCTS INC.

                     (Exact name of registrant as specified in its charter)


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                       DELAWARE                              95-3431709

          (State or other jurisdiction of                 (I.R.S. Employer
            incorporation or organization)                Identification Number)


                         901 East 233rd Street, Carson, California 90745
                                         (310) 835-8400

                  (Address and telephone number of principal executive offices)

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Item 5.  Other Events

     The information set forth in the press release issued by Leiner Health Products Inc. on October 25, 1999, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

             99.1     Press release, dated October 25, 1999





                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         LEINER HEALTH PRODUCTS INC.



                                         By:  /s/ MICHAEL S. YUSKO
                                            ---------------------------
                                            Michael S. Yusko
                                            Vice President and
                                            Chief Financial Officer




Date: October 25, 1999

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